                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) May 14, 2002
                                  -------------

                              The Coca-Cola Company
                              ---------------------
             (Exact name of registrant as specified in its charter)

            Delaware                   001-02217                58-0628465
----------------------------          ------------          -------------------
(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)           Identification No.)

One Coca-Cola Plaza, Atlanta, Georgia                             30313
-------------------------------------------------------------------------------
   (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code  (404) 676-2121
                                                    --------------

Item 5.  Other Events.

         The Coca-Cola Company is filing this Current Report on Form 8-K so as to file with the Securities and Exchange Commission certain items that are to be incorporated by reference into its Registration Statement on Form S-3 (Registration No. 333-59936).

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits

                  1.1      Underwriting Agreement
                  4.1      Form of Note for 4.00% Notes due June 1, 2005
                  5.1      Opinion of King & Spalding
                  23.2     Consent of Counsel (included in Exhibit 5)

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     THE COCA-COLA COMPANY
                                      (Registrant)



Date: May 16, 2002                   By: /s/ David M. Taggart
                                         --------------------------------------
                                         Name:  David M. Taggart
                                         Title: Vice President and
                                                Treasurer

                                  EXHIBIT INDEX

EXHIBIT NO.
-----------

1.1               Underwriting Agreement

4.1               Form of Note for 4.00% Notes due June 1, 2005

5.1               Opinion of King & Spalding

23.2              Consent of Counsel (included in Exhibit 5)